                                                                   EXHIBIT 10.13


                  INVESTOR AND REGISTRATION RIGHTS AGREEMENT

          THIS INVESTOR AND REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is entered into as of October 17, 1996, between Homestead Village Incorporated, a Maryland corporation ("Homestead"), and Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR").

          WHEREAS, on the date hereof, the parties are entering into a series of transactions as described in that certain Merger and Distribution Agreement, dated as of May 21, 1996, among Security Capital Atlantic Incorporated ("Atlantic"), PTR, Security Capital Group Incorporated ("SCG") and Homestead (the "Merger Agreement"), pursuant to which, among other things, Homestead will acquire all of PTR's assets relating to its operation of extended-stay lodging facilities;

          WHEREAS, pursuant to the Merger Agreement, PTR and Homestead are entering to a Funding Commitment Agreement (the "Funding Commitment Agreement"), pursuant to which PTR will agree to make certain loans to Homestead, which loans will be secured by mortgages, and the notes evidencing such loans will be convertible into shares of Common Stock, $0.01 par value per share ("Common Stock"), of Homestead on the terms and conditions described therein;

          WHEREAS, pursuant to a Warrant Purchase Agreement (the "Warrant Purchase Agreement"), dated as of May 21, 1996, among Homestead, SCG, Atlantic and PTR, Homestead has agreed to issue to PTR warrants to acquire Common Stock; and

          WHEREAS, the execution of this Agreement is a condition to the consummation of the transactions contemplated by the Merger Agreement, the Funding Commitment Agreement and the Warrant Purchase Agreement.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

          Section 1.  Board Representation.  Until March 31, 1998 and for so
                      --------------------
long thereafter as PTR shall continue to have the right to convert in excess of $20 million in principal amount of loans made pursuant to the Funding Commitment Agreement, Homestead shall not increase the number of members of its Board of Directors to more than seven (7) members and PTR shall be entitled to designate one person for nomination to the Homestead Board of Directors (such person, a "Nominee") and Homestead will use its best efforts to cause the election of such Nominee. The Nominee of PTR may, but need not, include the same person or persons nominated by SCG pursuant to the Investor Agreement of even date herewith between SCG and Homestead or the person nominated by Atlantic pursuant to the Investor and Registration Rights Agreement of even date herewith between Atlantic and Homestead.

          Section 2.  Inspection.  Until March 31, 1998 and for so long
                      ----------
thereafter as PTR shall continue to have the right to convert any principal amount of loans made, pursuant to the Funding Commitment Agreement, at any time during regular business hours and as often as reasonably requested of Homestead's officers, Homestead shall permit PTR or any authorized employee, agent or representative of PTR to examine and make copies and abstracts from the records and books of account of, and to visit the properties of, Homestead and to discuss the affairs, finances, and accounts of Homestead with any of its officers or directors; provided, that all costs and expenses of such inspection
                       --------
shall be borne by PTR.

          Section 3.  Registration Rights.
                      -------------------

                  (a) Demand.  At any time prior to the first anniversary of
                      ------
          the date on which the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act of 1934, as amended (the "Exchange Act"), PTR may request one registration of all or any part of its Registrable Securities (as defined in sub-section (h) below) under the Securities Act of 1933, as amended (the "Securities Act"), by delivering written notice (which notice shall state that PTR intends to dispose of such securities through a public distribution thereof) to Homestead specifying the number of Registrable Securities that PTR desires to distribute and Homestead shall use its reasonable efforts to effect the registration of such Registrable Securities under the Securities Act in accordance with the further provisions of this Section 3.

                  (b) Shelf Registration.  At any time after the first
                      ------------------
          anniversary of the date on which the Common Stock is registered under
          Section 12(b) or 12(g) of the Exchange Act, PTR may request, on up to three separate occasions, registration of all or any part of its Registrable Securities pursuant to Rule 415 under the Securities Act by delivering written notice (which notice shall state that PTR intends to dispose of such securities through a public distribution thereof) to Homestead and Homestead shall use its reasonable efforts to effect the registration of such Registrable Securities under the Securities Act in accordance with the further provisions of this
          Section 3.

                  (c) Registration Procedures.  If and whenever Homestead is
                      -----------------------
         required by any of tmeans (i)he provisions of this Section 3 to use its reasonable efforts to effect the registration of any of the Registrable Securities under the Securities Act, Homestead shall:

                      (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become effective and remain effective for as long as shall be necessary to complete the distribution of the Registrable Securities so registered;

                      (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as shall be necessary to complete the distribution of the Registrable Securities so registered and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever PTR shall desire to sell or otherwise dispose of the same within such period;

                      (iii) furnish to PTR such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including any preliminary prospectus, and any amendment or supplement thereto, and such other documents, as PTR may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities;

                      (iv) use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as PTR shall reasonably request, and do any and all other acts and things reasonably requested by PTR to assist it to consummate the public sale or other disposition in such jurisdictions of the securities owned by PTR, except that Homestead shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                      (v) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                      (vi) use its reasonable efforts to list such securities on any securities exchange or quotation system on which any securities of Homestead are then listed, if the listing of such securities is then permitted under the rules of such exchange or quotation system; and

                      (vii) notify PTR, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (d) Homestead's Ability to Postpone.  Homestead shall have the
                      -------------------------------
          right to postpone the filing of a registration statement under this
          Section 3 for a reasonable period of time (not exceeding 60 days) if Homestead furnishes PTR with a certificate signed by the Chairman of the Board or the President of Homestead stating that, in its good faith judgment, Homestead's Board of Directors has determined that effecting the registration at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require Homestead to make public disclosure of information the public disclosure of that would have a material adverse effect upon Homestead.

                  (e) Expenses.  All expenses incurred in the registration of
                      --------
          Registrable Securities under this Agreement shall be paid by Homestead. The expenses shall include, without limitation, the expenses of preparing the registration statement and the prospectus used in connection therewith and any amendment or supplement thereto, printing and photocopying expenses, all registration and filing fees under Federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions, provided, however, that PTR shall be responsible for the fees and disbursements of its own counsel.

                  (f) Indemnification.  In the event any Registrable Securities
                      ---------------
          are included in a registration statement under this Section 3:

                      (i)    Indemnity by Homestead.  Without limitation of any
                             ----------------------
                  other indemnity provided to PTR, to the extent permitted by law, Homestead will indemnify and hold harmless PTR and its officers, trustees and any individual, partnership, corporation, trust, unincorporated organization or other entity (a "Person") if any, who controls PTR (within the meaning of the Securities Act or the Exchange Act), against any losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by Homestead of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and Homestead will reimburse PTR and its officers, trustees and any controlling person thereof for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that Homestead shall not be liable in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by PTR or any officer, trustee or controlling person thereof.

                      (ii)   Indemnity by PTR.  In connection with any
                             ----------------
                  registration statement in which PTR is participating, PTR will furnish to Homestead in writing such information and affidavits as Homestead reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify Homestead, its directors and officers and each Person who controls Homestead (within the meaning of the Securities Act or Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation, but only to the extent that such Violation is contained in any information or affidavit so furnished in writing by PTR; provided, that the obligation to indemnify will be several and not joint and several with any other Person and will be limited to the net amount received by PTR from the sale of Registrable Securities pursuant to such registration statement.

                      (iii)  Notice; Right to Defend.  Promptly after receipt
                             -----------------------
                  by an indemnified party under this Section 3(f) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 3(f) only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 3(f).

                      (iv)  Contribution.  If the indemnification provided for
                            ------------
                  in this Section 3(f) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount PTR shall be obligated to contribute pursuant to this
                  Section 3(f)(iv) shall be limited to an amount equal to the aggregate value of the Registrable Securities distributed by PTR pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which PTR has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the distribution of such Registrable Securities).

                      (v)    Survival of Indemnity.  The indemnification
                             ---------------------
                  provided by this Section 3(f) shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

                  (g) Limitations on Registration Rights.
                      ----------------------------------

                      (i) Homestead shall not, without the prior written consent of PTR, include in any registration in which PTR has a right to participate pursuant to this Agreement any securities of any Person other than Atlantic and PTR.

                      (ii) PTR shall not, without the prior written consent of Homestead, effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of securities of Homestead during any period commencing 30 days prior to and ending 60 days after the effective date any registration statement filed by Homestead on behalf of any Person (including Homestead), other than a registration statement on Form S-8 or any successor form.

                  (h) Registrable Security.  The term Registrable Security
                      --------------------
          means (i) any shares of Common Stock issuable to PTR pursuant to the conversion of notes issuable pursuant to the terms of the Funding Commitment Agreement or otherwise held by PTR, (ii) any other shares of Common Stock owned by PTR and (iii) any shares of Common Stock or other securities that may subsequently be issued with respect to such shares of Common Stock as a result of a stock split or dividend or any sale, transfer, assignment or other transaction by Homestead involving the shares of Common Stock and any securities into which the shares of Common Stock may thereafter be changed as a result of merger, consolidation, recapitalization or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act. All Registrable Securities shall cease to be Registrable Securities when all such securities may be sold in any three-month period pursuant to Rule 144, or any successor to such rule, under the Securities Act.

          Section 4.  File Reports. For so long as PTR owns any Registrable
                      ------------
Securities, Homestead shall file on a timely basis all annual, quarterly and other reports required to be filed by it under Section 13 and 15(d) of the Exchange Act, and the rules and regulations of the Commission thereunder, as amended from time to time.

          Section 5.  Miscellaneous.
                      -------------

          (a)  Survival of Covenants.   All covenants contained herein shall
               ---------------------
survive the execution of this Agreement and shall remain in full force and effect until terminated in accordance with this Agreement.

          (b)  Successors and Assigns.  This Agreement shall be binding upon,
               ----------------------
and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors, assigns and affiliates.

          (c)  Notices.  All notices and other communications hereunder shall
               -------
be in writing and shall be deemed given if delivered personally, sent via a recognized overnight courier with delivery confirmed in writing or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     If to Homestead:

          Homestead Village Incorporated
          125 Lincoln Avenue, Suite 300
          Santa Fe, New Mexico  87501
          Attention:  David C. Dressler, Jr.
          Facsimile:  (505) 982-2925

     If to PTR:

          Security Capital Pacific Trust
          7777 Market Center Avenue
          El Paso, Texas  79912
          Attention:  C. Ronald Blankenship
          Facsimile:  (915) 877-3301


     (d)  Waiver.  No party may waive any of the terms or conditions of this
          ------
Agreement, except by a duly executed writing referring to the specific provision to be waived.

     (e)  Amendment.  This Agreement may be amended only by a writing duly
          ---------
executed by both Homestead and PTR.

     (f)  Severability.  Insofar as is possible, each provision of this
          ------------
Agreement shall be interpreted so as to render it valid and enforceable under applicable law and severable from the remainder of this Agreement. A finding that any such provision is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision or the validity or enforceability of such provision under the laws of any other jurisdiction.

     (g)  Entire Agreement.  This Agreement constitutes the entire agreement,
          ----------------
and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto and their affiliates, with respect to the subject matter hereof.

     (h)  Expenses.  Except as otherwise expressly contemplated herein to the
          --------
contrary, regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     (i)  Captions.  The Section and Paragraph captions herein are for
          --------
convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     (j)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     (k)  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of Maryland.

     (l)  Limitation of Liability.  Any obligation or liability whatsoever of
          -----------------------
PTR which may arise at any time under this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby shall be satisfied, if at all, out of PTR's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of its shareholders, trustees, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                           *     *     *     *     *

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first set forth above.


                              HOMESTEAD VILLAGE INCORPORATED


                              By:  /s/ David C. Dressler, Jr.
                                   --------------------------
                                   David C. Dressler, Jr.
                                   Chairman

                              SECURITY CAPITAL PACIFIC TRUST


                              By:  /s/ C. Ronald Blankenship
                                   -------------------------
                                   C. Ronald Blankenship
                                   Chairman

                                      S-1